UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2009

ENVIRONMENTAL POWER CORPORATION

(Exact name of company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, 6th Floor, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 –	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The following disclosure is made pursuant to Item 5.02(e) of Form 8-K:

On August 19, 2009, the Compensation Committee of the Board of Directors (the “Committee”) of Environmental Power Corporation (the “Company”), approved the following compensation arrangements with its executive officers:

Stock Appreciation Rights

After considering the guidelines set forth in the Company’s 2008 Long-Term Incentive Plan (the “2008 LTIP”) as well as limitations on the number of shares available under the Company’s 2006 Equity Incentive Plan (the “2006 Plan”), the Committee approved the following stock appreciation rights under the 2006 Plan, each of which has an exercise price of $0.55 per share, which is in excess of the closing price of the Company’s common stock as reported on The NASDAQ Capital Market on the date of grant:

Name	Number of SARs
Richard E. Kessel	100,000
Michael E. Thomas	25,000
Dennis Haines	25,000

The foregoing awards vest in three equal annual installments beginning on August 19, 2010, with vesting in full upon a change in control, as defined. The form of stock appreciation right agreement that we will enter into with our executive officers is filed as Exhibit 99.1 to this Current Report on Form 8-K, and we refer you to such exhibit for the complete terms of the agreement. The complete terms of the form of stock appreciation right agreement are incorporated herein by reference.

Restricted Stock Awards

After considering the guidelines set forth in the Company’s 2008 LTIP as well as limitations on the number of shares available under the 2006 Plan, the Committee approved the following restricted stock awards under the Company’s 2006 Plan at a purchase price of $0.01 per share:

Name	Number of Shares
Richard E. Kessel	50,000
Michael E. Thomas	12,500
Dennis Haines	12,500

The foregoing awards vest in three equal annual installments beginning on August 19, 2010, with vesting in full upon a change in control, as defined. The form of restricted stock agreement that we will enter into with our executive officers is filed as Exhibit 99.2 to this Current Report on Form 8-K, and we refer you to such exhibit for the complete terms of the agreement. The complete terms of the form of restricted stock agreement are incorporated herein by reference.

The following disclosure is made pursuant to Item 5.02(f) of Form 8-K:

Information regarding management bonuses for 2008 was omitted from the Summary Compensation Table included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on March 27, 2009, in reliance on Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K. The Committee has determined not to pay any bonuses in respect of services rendered in 2008.

ITEM 9.01 –	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Form of Stock Appreciation Right Agreement granted under the Company’s 2005 Equity Incentive Plan or 2006 Equity Incentive Plan

99.2	Form of Restricted Stock Agreement granted under the Company’s 2005 Equity Incentive Plan or 2006 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:  /s/    Michael E. Thomas

        Michael E. Thomas

        Senior Vice President,

        Chief Financial Officer and Treasurer

Dated:  August 21, 2009